UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: December 3, 2008

WHITNEY INFORMATION NETWORK, INC.

(Exact name of registrant as specified in its charter)

Colorado	0-27403	84-1475486
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

1612 East Cape Coral Parkway, Cape Coral, Florida 33904

(Address of principal executive offices)

(239) 542-0643

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.      Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 3, 2008, the Board of Directors of Whitney Information Network, Inc. (the “Company”) adopted an amendment to Article VI of its Bylaws.  The amendment adds Section 10 to Article VI, which provides that the indemnification provisions of the Bylaws shall be deemed a contract betweeen the Company and each Director and Officer and as such, any repeal or modification of such provisions shall not affect any rights or obligations of such parties.  A copy of the amended Bylaw provision is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by this reference.

Item 9.01.              Financial Statements and Exhibits.

(d)           Exhibits.

3.1           Amended Bylaw provision - Article VI – Section 10.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

December 9, 2008	WHITNEY INFORMATION NETWORK, INC.

/s/ Anne M. Donoho
Anne M. Donoho
Chief Financial Officer (Principal Financial Officer)

EXHIBIT INDEX

Exhibit No.	Description

3.1	Amended Bylaw provision - Article VI – Section 10.